UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013

O’DONNELL STRATEGIC INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-170173	27-3648243
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 San Joaquin Plaza, Suite 160

New Port Beach, California 92660

(Address of principal executive offices)

(949) 718-9898

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(b) Christopher S. Cameron resigned from his position as Chief Financial Officer, Treasurer and Secretary of O’Donnell Strategic Industrial REIT, Inc. (the “Company”) effective as of May 31, 2013.

(c) On May 30, 2013, the board of directors of the Company appointed Douglas D. O’Donnell as Chief Financial Officer, Treasurer and Secretary of the Company.

The information regarding Mr. O’Donnell that is required by Item 401(b), (d) and (e) of Regulation S-K was disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2013, and is incorporated herein by reference.

The information regarding transactions or proposed transactions between the Company and Mr. O’Donnell that is required by Item 404(a) of Regulation S-K was disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2013, and is incorporated herein by reference.

There are no arrangements or understandings between Mr. O’Donnell and any other persons pursuant to which Mr. O’Donnell was appointed as Chief Financial Officer of the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2013 Annual Meeting of Stockholders on May 30, 2013. All nominees standing for election as directors were elected to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

The voting results for each of the seven persons nominated were as follows:

Nominee	Votes For	Votes Withheld
Douglas D. O’Donnell	237,742	0
John D. O’Donnell	237,742	0
Arthur J. Hill	237,742	0
John R. Houten	237,742	0
Aria Mehrabi	237,742	0
Gary Pickett	237,742	0
John L. Privett	237,742	0

No broker non-votes were cast in the election of directors.

The Company also held a vote to amend the Company’s charter. The voting results in favor of amending the charter were as follows:

Amending the Charter received 237,742 votes for and no votes withheld.

No other proposals were submitted to a vote of the Company’s stockholders at the 2013 Annual Meeting of Stockholders.

Item 8.01	Other Events.

The Company filed a Registration Statement on Form S-11 (Commission File No. 333-170173) (the “Registration Statement”) which was declared effective by the Securities and Exchange Commission on August 15, 2011, pursuant to which the Registrant registered 110,526,316 shares of common stock.

The Company terminated the offering of the shares covered by the Registration Statement effective as of the close of business on May 30, 2013 and deregistered the remaining 110,286,203 shares which were previously registered under the Registration Statement and remained unsold as of the close of business May 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’Donnell Strategic Industrial REIT, Inc.

Date: May 31, 2013	By:	/s/ Douglas D. O’Donnell
Name: Douglas D. O’Donnell
Title: Chief Executive Officer and President